Selected American Shares
Authorized series of
Selected American Shares, Inc.

Selected International Fund
Authorized series of
Selected International Fund, Inc.
Supplement dated August 23, 2024
to the Prospectus dated April 30, 2024

Effective November 1, 2024, the express shipping address (previously 430 W 7th Street, Suite 219662, Kansas City, MO 64105-1407) is replaced with the following:

Selected Funds
801 Pennsylvania Ave
Suite 219662
Kansas City, MO 64105-1307